Exhibit (ii)
                                                               Page 1 of 2
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                    Subsidiaries of the Registrant
                    ------------------------------
The Registrant, Pitney Bowes Credit Corporation, a Delaware corporation, is a subsidiary of Pitney Bowes Inc.

The following are subsidiaries of the Registrant as of December 31, 1994:

                                                               Country or State
     Company Name                                              of Incorporation
-------------------------                                      ----------------
Colonial Pacific Leasing Corporation (CPLC)                    Massachusetts
Atlantic Mortgage & Investment Corporation (AMIC)              Florida
RE Properties Management Corporation  (Subsidiary of AMIC)     Delaware
Pitney Bowes Real Estate Financing Corporation (PREFCO)        Delaware
PREFCO I Inc.                     (Subsidiary of PREFCO)       Delaware
PREFCO I LP Inc.                  (Subsidiary of PREFCO)       Delaware
PREFCO II Inc.                    (Subsidiary of PREFCO)       Delaware
PREFCO II LP Inc.                 (Subsidiary of PREFCO)       Delaware
PREFCO III Inc.                   (Subsidiary of PREFCO)       Delaware
PREFCO III LP Inc.                (Subsidiary of PREFCO)       Delaware
PREFCO IV Inc.                    (Subsidiary of PREFCO)       Delaware
PREFCO IV LP Inc.                 (Subsidiary of PREFCO)       Delaware
PREFCO V Inc.                     (Subsidiary of PREFCO)       Delaware
PREFCO V LP Inc.                  (Subsidiary of PREFCO)       Delaware
PREFCO VI Inc.                    (Subsidiary of PREFCO)       Delaware
PREFCO VI LP Inc.                 (Subsidiary of PREFCO)       Delaware
PREFCO VII Inc.                   (Subsidiary of PREFCO)       Delaware
PREFCO VII LP Inc.                (Subsidiary of PREFCO)       Delaware
PREFCO VIII Inc.                  (Subsidiary of PREFCO)       Delaware
PREFCO VIII LP Inc.               (Subsidiary of PREFCO)       Delaware
PREFCO IX Inc.                    (Subsidiary of PREFCO)       Delaware
PREFCO IX LP Inc.                 (Subsidiary of PREFCO)       Delaware
PREFCO X Inc.                     (Subsidiary of PREFCO)       Delaware
PREFCO X LP Inc.                  (Subsidiary of PREFCO)       Delaware
PREFCO XI Inc.                    (Subsidiary of PREFCO)       Delaware
PREFCO XI LP Inc.                 (Subsidiary of PREFCO)       Delaware
PREFCO XII Inc.                   (Subsidiary of PREFCO)       Delaware
PREFCO XII LP Inc.                (Subsidiary of PREFCO)       Delaware
PREFCO XIII Inc.                  (Subsidiary of PREFCO)       Delaware
PREFCO XIII LP Inc.               (Subsidiary of PREFCO)       Delaware
PREFCO XIV Inc.                   (Subsidiary of PREFCO)       Delaware
PREFCO XIV LP Inc.                (Subsidiary of PREFCO)       Delaware
PREFCO XV Inc.                    (Subsidiary of PREFCO)       Delaware
PREFCO XV LP Inc.                 (Subsidiary of PREFCO)       Delaware

                                                               Exhibit (ii)
                                                               Page 2 of 2
                                                               ------------

                                                               Country or State
     Company Name                                              of Incorporation
-------------------------                                      ----------------

Pitney Bowes Insurance Agency, Inc.                            Connecticut
PB Funding Corporation                                         Delaware
PB Global Holdings Inc.                                        Connecticut
PBA Foreign Sales Corporation
(Subsidiary of PB Global Holdings Inc.)                        Barbados
PB Global Holdings II Inc.                                     Connecticut
Tower FSC Ltd.     (Subsidiary of PB Global Holdings II Inc.)  Bermuda
PB Global Holdings III Inc.                                    Connecticut
PB Nikko FSC Ltd.  (Subsidiary of PB Global Holdings III Inc.) Bermuda
PB Global Holdings IV Inc.                                     Connecticut
PB Nihon FSC Ltd.  (Subsidiary of PB Global Holdings IV Inc.)  Bermuda
PBL Holdings Inc.                                              Nevada
PB Leasing Services Inc.                                       Nevada
PB CFSC I Inc.                                                 US Virgin Islands